UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 30, 2008

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan 48104
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code:	(734) 864-5647

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into a Material Definitive Agreement.

On June 30, 2008, Advanced Photonix, Inc. (“Company”) and Fifth Third Bank (“Fifth Third”) entered into a second amendment (“Second Amendment”) to the business loan agreement dated March 6, 2007, as amended (the “Loan Agreement”) pursuant to which the Company has established a revolving line of credit with Fifth Third. Pursuant to the Second Amendment, the line of credit was reduced from $3,000,000 to $2,500,000, the required minimum cash deposits were reduced from $1,500,000 to $500,000, the interest rate was increased from prime to prime plus two percent, and the maturity date was extended from July 1, 2008 to October 1, 2008. The Loan Agreement contains customary financial covenants, including a minimum debt service coverage ratio requirement (as defined in the Loan Agreement), which has been amended to be not less than 1.20:1.00 on a rolling four-quarter basis, commencing with the quarter-ended June 30, 2008, and the two-quarters ended September 30, 2008. In connection with the transaction, the Company executed a new Promissory Note and the original Promissory Note dated March 6, 2007 was canceled.

The availability under the facility continues to be determined by the calculation of a borrowing base that includes a percentage of eligible accounts receivable and inventory. The Loan Agreement contains customary representations, warranties and covenants.

This summary of the Second Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions of the Loan Agreement, copies of which were filed with the Company’s Current Report on Form 8-K filed on March 9, 2007, and the provisions of the first amendment, copies of which were filed with the Company’s Quarterly Report on Form 10-Q/A filed on June 17, 2008 and the provisions of the Second Amendment and the Promissory Note dated June 30, 2008, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

10.1	Second Amendment To Business Loan Agreement dated June 30, 2008 by and between Advanced Photonix, Inc. and Fifth Third Bank.

10.2	Promissory Note dated June 30, 2008 by and between Advanced Photonix, Inc. and Fifth Third Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/Richard Kurtz
Richard Kurtz, Chief Executive Officer

Dated:  June 30, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Second Amendment To Business Loan Agreement dated June 30, 2008 by and between Advanced Photonix, Inc. and Fifth Third Bank.

10.2	Promissory Note dated June 30, 2008 by and between Advanced Photonix, Inc. and Fifth Third Bank.